Exhibit 99.1

EVERSOURCE ENERGY EVERSOURCE ENERGY 2024 EEI FINANCIAL CONFERENCE CUSTOMER COMMUNITY FINANCIAL EMPLOYEE CLEAN ENERGY RELIABILITY

EVERSOURCE ENERGY | EVERSOURCE

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings discussion includes financial measures that are not recognized under generally accepted accounting principles (non-GAAP) referencing earnings and EPS excluding losses on the offshore wind investments, a loss on the disposition of land that was initially acquired to construct the Northern Pass Transmission project and was subsequently abandoned, and certain transaction and transition costs. EPS by business is also a non-GAAP financial measure and is calculated by dividing the net income attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of the losses on the offshore wind investments, the loss on the disposition of land associated with an abandoned project, and transaction and transition costs are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers of this report in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; the ability to qualify for investment tax credits and investment tax credit adders; variability in the costs and final investment returns of the Revolution Wind and South Fork Wind offshore wind projects as it relates to the purchase price post-closing adjustment under the terms of the sale agreement for these projects; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY 2 EVERSOURCE ENERGY OVERVIEW (NYSE: ES)

EVERSOURCE ENERGY Eversource - A Pure Play Regulated Utility & the Largest in the New England Region 3 4.4M CUSTOMERS 3.3M Electric, 900k Gas, 240k Water 59K DISTRIBUTION MILES 18K Underground Lines 4.4K TRANSMISSION MILES $24B CURRENT MARKET CAPITALIZATION As of October 31, 2024 ~$27B ESTIMATED 2023 RATE BASE $59B TOTAL ASSETS As of September 30, 2024 10,171 EMPLOYEES As of YE 2023 58.6 SYSTEM AVG MIN INTERRUPTION DURATION (SAIDI) 2023 22.3 AVG MONTHS BETWEEN INTERRUPTIONS (MBI) 2023 3

EVERSOURCE ENERGY Executive Management Team Joseph Nolan (Chairman, President & CEO) John Moreira (EVP, CFO & Treasurer) Paul Chodak (EVP & COO) Greg Butler (EVP & General Counsel) Penelope Conner (EVP Customer Experience & Energy Strategy) James Hunt (EVP Corp Relations and Sustainability and Corp Secretary) Susan Sgroi (EVP HR & IT) 4

EVERSOURCE ENERGY A Unique Investment Opportunity Driven by GHG Reduction – Increased Electrification □ Regulated Investments driven by our states statutory requirements and targets to reduce greenhouse gas emissions. □ Electrification plans result in expected New England electric demand more than doubling by 2050 and winter peak demand tripling by 2050. □ Clean Energy Goals driven by regulated investments to enable projected 5% to 7% long - term EPS and dividend growth. 5 New Hampshire Targets Connecticut Statutory Requirements Massachusetts Statutory Requirements 1990 2001 1990 Base Year 50% by 2025 45% by 2030 50% by 2030 Near - Term Target 80% by 2050 80% by 2050 85% by 2050 Long - Term Target Zero - carbon electric supply by 2040 Net zero emissions by 2050 Additional targets

EVERSOURCE ENERGY Aligned with providing reliable, resilient and affordable service for customers, while driving shareholder value creation Key Strategic Priorities Updated FY 2024 guidance of $4.52 to $4.60 Non - GAAP EPS; reaffirming long - term EPS growth of between 5% and 7% Fully Regulated Business Model Balance Sheet Health Clean Energy Transition Completed the exit of the offshore wind business in Q3 2024, transitioning Eversource to a 100% regulated utility Targeted FFO to Debt metrics of between 14% and 15% by 2025 Leading the clean energy transition in New England with $1.6 billion in T&D clean energy investments in MA through 2028. 5 - Year Capital Plan Executing on a robust capital plan increased to $23.7 billion from $23.1 billion through 2028 Sustainable and Predictable Growth 6

EVERSOURCE ENERGY $1,115 $1,207 $1,448 $1,200 $1,207 $1,053 $1,166 $1,146 $1,244 $1,354 $1,772 $2,009 $1,869 $2,051 $2,006 $1,770 $799 $804 $998 $1,044 $1,087 $1,142 $1,089 $1,079 $144 $155 $162 $169 $204 $218 $234 $251 $239 $266 $213 $225 $234 $223 $202 $239 $3,541 $3,786 $4,593 $4,647 $4,601 $4,687 $4,697 $4,485 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2021A 2022A 2023A 2024E 2025E 2026E 2027E 2028E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $23.1 Billion 2024 - 2028 * 5 - Year Projected Capital Expenditures for Core Businesses 7 * Including ESMP investments of $600 million, the projected capital expenditures are now $23.7 billion

EVERSOURCE ENERGY $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.34 $4.52 - $4.60 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023A* 2024E* 2025E 2026E 2027E 2028E * Reflects non - GAAP results, excludes nonrecurring charges 8 Proven Track Record of Earnings and Dividend Performance

EVERSOURCE ENERGY Clean Energy Transition 9 Electric Distribution □ Electric Distribution Sector Modernization Plan approved by Massachusetts DPU for $600 million of capital investments □ Distribution Energy Resources clusters capital investments of $1 billion Expand Utility - Owned Solar and Battery Investments □ Solar proposals in Massachusetts and New Hampshire □ Expansion of Cape Cod Battery Energy Storage System Electric Transmission □ Dept. Of Energy funding secured for Clean Energy Hub in Southeastern Connecticut □ Enable renewable resources to connect to the electric grid

EVERSOURCE ENERGY Massachusetts Leading the Way for Enhancing Distribution Resiliency and Enabling Electrification 10 $3.1 Billion $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2019 - 2023 2024 - 2028 $5.5 Billion Advanced Metering Infrastructure $ 634 M Solar $ 90 M Distributed Energy Resources $ 1,237 M Grid Mod $ 141 M EV $ 87 M Distributed Energy Resources now includes $600M ESMP Investments Actual and Forecast Capital Investment for Massachusetts Distribution System Massachusetts Electric Transmission and Distribution Clean Energy Investment ($2.2 Billion 2024 - 2028)

EVERSOURCE ENERGY 11 Advanced Meter Infrastructure (AMI) □ Project on track – meter installation to begin in 2025 □ Successful implementation of New Customer Information System Battery Project □ Expansion of Cape Cod Battery Energy Storage System □ Received $19.5 million in DOE funding Electric Sector Modernization Plan (ESMP) □ Received DPU approval August 2024 □ Incremental $600 million of capital expenditure Key Massachusetts Carbon Reducing Priorities

EVERSOURCE ENERGY 12 □ Received approval from the Massachusetts Energy Facilities Siting Board □ Addresses load growth for the greater Cambridge area ▪ Supports the decarbonization and electrification goals of Massachusetts □ Largest U.S. underground substation ~ 35,000 square foot ▪ Located 120 feet underground in Cambridge’s Kendall Square ▪ Incorporated into a large residential and commercial development project □ 5 underground duct banks housing 8 new 115 kV underground transmission lines totaling 8.3 miles ▪ Allows for accommodation of future load growth through additional high - power lines of 115 - kV and 14 - kV transformers □ Anticipated investment of $1.5 to $1.6 billion □ Construction to begin in Q1 2025 with phased - in service dates from 2029 through 2031 Greater Cambridge Energy Program – A Unique Solution for Load Demand & Reliability

EVERSOURCE ENERGY Regulatory Progress Massachusetts ▪ 5 - Year Electric Sector Modernization Plan – Approved by MA DPU on August 29, 2024 ▪ EGMA Rate Base Reset for Rates Effective November 1, 2024 – Approved October 31, 2024 ▪ NSTAR Gas PBR adjustment for Rates Effective November 1, 2024 – Approved October 30, 2024 New Hampshire ▪ Prudence Review of August 2022 - March 2023 storm costs ($232M) – Final Decision expected in First Half of 2025 ▪ Filed a request for rate review in June 2024 – Interim Rate increase of $61 million effective August 1, 2024 – Final Decision expected in 2025 Connecticut ▪ AMI Cost Recovery – Final Decision expected on November 20, 2024 ▪ Yankee Gas Rate Case Filing – Expect to file in first half of November 2024 13

EVERSOURCE ENERGY 14 FINANCIAL OVERVIEW

EVERSOURCE ENERGY Third Quarter and Nine Months 2024 Financial Results 15 Change 9M 2023 9M 2024 Change 3Q 2023 3Q 2024 $0.16 $1.36 $1.52 $0.03 $0.46 $0.49 Electric Transmission 0.03 1.44 1.47 0.07 0.50 0.57 Electric Distribution 0.11 0.42 0.53 0.01 (0.10) (0.09) Natural Gas Distribution 0.02 0.08 0.10 0.02 0.05 0.07 Water Distribution (0.14) 0.08 (0.06) 0.03 0.06 0.09 Parent & Other (Non - GAAP) $0.18 $3.38 $3.56 $0.16 $0.97 $1.13 EPS (Non - GAAP) (0.52) (0.96) (1.48) (1.46) 0.00 (1.46) Losses on Offshore Wind Investments and Other Charges $(0.34) $2.42 $2.08 $(1.30) $0.97 $(0.33) Reported EPS (GAAP)

EVERSOURCE ENERGY FFO to Debt Enhancement Strategy 2024 - 2025 FFO/Debt 14% - 15% at S&P FFO TO DEBT WALK 9% + ~2% + 3% to 4% 14% to 15% 2023 FFO/Debt (Estimated S&P) 2023 Under Recoveries Additional Cash Flow Enhancements 2025 Target (S&P) Highlighted Cash Flow Enhancements through 2025 ~$600 2023 Under Recoveries $500 South Fork Wind Tax Equity Investment $200 Incremental Storm Cost Recovery (2024 and 2025) $230 Orsted Sale Gross Proceeds $875 GIP Sale Gross Proceeds $1,000 2024 ATM Equity Issuances $300 - $400 Rate Increases ~$3.75 Billion Total Known Cash Flow Enhancements TBD Sale of Water Business MAJOR DRIVERS 16

EVERSOURCE ENERGY 2024 & 2025 Parent Debt and Equity Issuances and Maturities Maturity Size/Coupon Company Jun 27, 2024 $900M @ 4.20% Parent Oct 1, 2024 $450M @ 2.90% Parent 2024 Debt Issuances 2024 Maturities Maturity Size/Coupon Company Jan 1, 2027 $350M @ 5.00% Parent Jan 1, 2034 $650M @ 5.50% Parent Apr 15, 2031 $700M @ 5.85% Parent Jul 15, 2034 $700M @ 5.95% Parent New Shares ▪ An additional 15.7M shares were issued under the At - The - Market Program year - to - date October 2024 with net proceeds of approximately $ 990 million Treasury Shares ▪ Dividend reinvestment, employee equity programs continue with approximately 1.1 million shares issued through October 2024 2024 Equity Issuances 17 2025 Maturities Maturity Size/Coupon Company Jan 15, 2025 $300M @ 3.15% Parent Aug 15, 2025 $300M @ 0.80% Parent

EVERSOURCE ENERGY 18 We Plan to Update 5 - Year Regulated Cap Ex Plan Through 2029 During Year - End 2024 Earnings Call Provide annual updates for electric and gas distribution investments - Reliability, basic business/ safety, and peak load/ capacity/ substation projects are primary drivers of spend - Additional spending for compliance with new natural gas regulations Transmission cap - ex plan to be updated for project completions, revisions of existing projects, and additional projects added to the plan - System reliability improvements - Electrification needs - Connect/ upgrade requirements for offshore wind and distributed energy resources (DER) Advancing Clean Energy programs: ESMP, AMI - Includes spending from MA DPU - approved ESMP - PURA continuing to review AMI programs for CL&P - Greater Cambridge Energy Program: first - of - its - kind underground substation - Expanded Cape Cod battery storage program Aquarion capital plan to focus on main replacement programs, treatment and supply projects, and regulatory compliance to address PFAS remediation

EVERSOURCE ENERGY 19 ESG OVERVIEW

EVERSOURCE ENERGY Eversource is an Industry Leader in Environmental, Social, and Governance 20 ENVIRONMENTAL HIGHLIGHTS Reducing GHG Emissions From Our Operations and In The Region □ Carbon neutral i n our operations b y 2030 □ Industry - leading energy efficiency programs □ Utility - owned solar □ Offshore wind interconnection □ Reducing dependence on fossil fuels through EV infrastructure buildout, heating conversions □ Enabling third - party renewable buildout GOVERNANCE HIGHLIGHTS Board Governance, Environmental and Social Responsibility Committee □ Committee responsibilities include oversight of climate, environmental, human capital management and social responsibility strategy, targets, performance, and related public reporting □ ESG corporate performance metric reported to Board □ Newly created Climate Scorecard used to report progress against targets and management strategies for climate impacts to the business SOCIAL HIGHLIGHTS Actions That Care for People and Engage Stakeholders □ Continued development of a workforce that fully reflects the diversity of the people and communities we serve □ Created strategic workplans as part of the annual business and workforce planning process to address immediate and long - range needs to ensure that we acquire, develop, and retain excellent talent □ Committed to the health and economic well - being of the residents, businesses and institutions we serve

EVERSOURCE ENERGY Eversource’s Strong Sustainability Profile Continues to Attract ESG, Infrastructure Investors □ Strong performance among leading ESG raters □ Nation - leading energy efficiency programs □ No ownership of fossil - fuel generated energy supply □ Strong focus on growing regulated solar portfolio □ Dedicated ESG oversight under Governance, Environmental and Social Responsibility Committee of the Board 95 108 143 163 182 201 256 265 43 45 48 66 68 91 95 88 0 100 200 300 400 2016 2017 2018 2019 2020 2021 2022 2023 Number of ESG & Infrastructure Funds Holding ES Shares ESG Infrastructure 21

EVERSOURCE ENERGY Eversource Recognized as a Leading Energy Company 22 Recognized as a “5 Year Champion” of Corporate Responsibility by Newsweek Included in the CNBC/Just Capital list of JUST 100 Companies, a ranking of most responsible publicly traded companies for the fifth consecutive year Recognized in Bloomberg’s Gender - Equality Index for our commitment to transparency in gender reporting and promoting women’s equality in the workplace Ranked as the #1 U.S. utility in TIME’s World’s Best Companies For the second consecutive year, recognized by USA TODAY and Statista Inc. as one of America’s Climate Leaders

EVERSOURCE ENERGY Investor Relations Team 23 Rima Hyder - Vice President, IR Matthew Fallon - Director, IR Melissa Cameron - Program Manager, IR CONTACT US AT: investorrelations@eversource.com